As filed with the Securities and
Exchange Commission on March 26, 1999               Registration No. 333-_____
________________________________________________________________________________

                SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549
                      ______________________

                             FORM S-8
                        REGISTRATION STATEMENT
                                 UNDER
                      THE SECURITIES ACT OF 1933
                      _______________________

                  NATIONAL CITY BANCSHARES, INC.
      (Exact name of registrant as specified in its charter)

                 INDIANA                           35-1632155
      (State or other jurisdiction              (I.R.S. Employer
   of incorporation or organization)           Identification No.)

             227 MAIN STREET
                P.O. BOX 868
            EVANSVILLE, INDIANA                    47705-0868
(Address of Principal Executive Offices)           (Zip Code)

               EMPLOYEES' SAVINGS AND PROFIT SHARING
               PLAN OF NATIONAL CITY BANCSHARES, INC.
                      (Full title of the plan)

                          ROBERT A. KEIL
                    NATIONAL CITY BANCSHARES, INC.
                            227 MAIN STREET
                             P.O. BOX 868
                    EVANSVILLE, INDIANA  47705-0868
                (Name and address of agent for service)

                          (812) 464-9677
 (Telephone   number,  including  area  code,  of  agent  for service)

                             COPY TO:
                         DAVID C. WORRELL
                         BAKER & DANIELS
              300 NORTH MERIDIAN STREET, SUITE 2700
                   INDIANAPOLIS, INDIANA 46204
                          (317) 237-0300

                    CALCULATION OF REGISTRATION FEE

 TITLE OF SECURITIES    AMOUNT TO BE      PROPOSED MAXIMUM      PROPOSED MAXIMUM       AMOUNT OF
    TO REGISTERED      REGISTERED (1)    OFFERING PRICE PER    AGGREGATE OFFERING    REGISTRATION FEE
                                              SHARE (2)             PRICE (2)
Common Stock,          200,000 shares        $27.00               $5,400,000        $1,501.20
without par value


(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933 (the "Securities Act"), this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein. Pursuant to Rule 457(h)(2) under the Securities Act, no separate fee is required to register such interests.

(2) Estimated solely for purposes of calculating the registration fee and computed in accordance with Rule 457(c) and (h) under the Securities Act using the average of the high and low sale prices of the Common Stock as reported by the Nasdaq Stock Market on March 23, 1999, which was $27.00 per share.

                              PART I

       INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.  PLAN INFORMATION*

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*

     *Information required  by  Part  I  of Form S-8 to be contained in the
Section 10(a) Prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act and the Note to Part I of Form S-8.


                              PART II

        INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents heretofore filed by National City Bancshares, Inc. (the "Registrant") with the Securities and Exchange Commission are incorporated by reference in this Registration Statement:

     (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998; and

     (2) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on June 12, 1998, including any amendment or report filed for the purpose of updating such description.

     In addition, all documents subsequently filed by the Registrant or the Employees' Savings and Profit Sharing Plan of National City Bancshares, Inc. (the "Plan") pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all
securities  offered  hereby  have  been  sold  or  which  deregisters   all
securities offered hereby then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from their respective dates of filing.

     The Registrant will promptly provide without charge to each person to whom a prospectus is delivered a copy of any or all information that has been incorporated herein by reference (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into such information) upon the written or oral request of such person directed to the Secretary of the Registrant at its principal offices, 227 Main Street, P.O. Box 868, Evansville, Indiana 47705-0868, telephone (812) 464-9677.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not Applicable.

ITEM 6.  INDEMNIFICATION OF OFFICERS AND DIRECTORS.

     The Indiana Business Corporation Law provides that a corporation, unless limited by its Articles of Incorporation, is required to indemnify its directors and officers against reasonable expenses incurred in the successful defense of any proceeding to which the director or officer was a party because of serving as a director or officer of the corporation.

     The Registrant may also voluntarily undertake to provide for indemnification of directors, officers and employees of the Registrant against any and all liability and reasonable expense that may be incurred by them, arising out of any claim or action, civil, criminal, administrative or investigative, in which they may become involved by reason of being or having been a director, officer, or employee. To be entitled to indemnification, those persons must have been wholly successful in the claim or action or the Board of Directors must have determined that such persons acted in good faith in what they reasonably believed to be the best interests of the Registrant (or at least not opposed to its best interests) and, in addition, in any criminal action, had reasonable cause to believe their conduct was lawful (or had no reasonable cause to believe that their conduct was unlawful).

     In addition, the Registrant has a directors' and officers' liability and company reimbursement policy that insures against certain liabilities, including liabilities under the Securities Act, subject to applicable retentions.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not Applicable.

ITEM 8.  EXHIBITS.

     The list of Exhibits is incorporated herein by reference to the Index to Exhibits.

     The Registrant hereby undertakes that it will submit or has submitted the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code.

ITEM 9.  UNDERTAKINGS.

     The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

          (iii)To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

          Provided, however, that paragraphs (1)(i) and (1)(ii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to section 13 or section 15(d) of the
          Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3)  To  remove  from  registration  by   means  of  a  post-effective
          amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                            SIGNATURES

     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on March 25, 1999.

                                NATIONAL CITY BANCSHARES, INC.


                                By:      /S/ ROBERT D. VANCE
                                   Robert D. Vance
                                   Interim Chairman of the Board and
                                   Interim Chief Executive Officer


                             POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their respective capacities and on the respective dates indicated opposite their names. Each person whose signature appears below hereby authorizes each of Robert D. Vance and Robert A. Keil, each with full power of substitution, to execute in the name and on behalf of such person any post-effective amendment to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, making such changes in this Registration Statement as the registrant deems appropriate, and appoints each of Robert D. Vance and Robert A. Keil, each with full power of substitution, attorney-in-fact to sign any amendment and any post-effective amendment to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith.

SIGNATURE                             TITLE                             DATE
     /S/ ROBERT D. VANCE              Interim Chairman of the Board,    March 25, 1999
  Robert D. Vance                     Interim Chief  Executive Officer
                                      and Director
                                      (Principal Executive Officer)
     /S/ ROBERT A. KEIL               President, Chief Financial        March 25, 1999
 Robert A. Keil                       Officer and Director (Principal
                                      Financial Officer)
     /S/ STEPHEN C. BYELICK, JR.      Secretary and Treasurer           March 25, 1999
     Stephen C. Byelick, Jr.          (Principal Accounting Officer)
    /S/ JANICE L. BEESLEY             Director                          March 25, 1999
  Janice L. Beesley
     /S/ BEN L. CUNDIFF               Director                          March 25, 1999
  Ben L. Cundiff
     /S/ SUSANNE R. EMGE              Director                          March 25, 1999
  Susanne R. Emge
    /S/ DONALD G. HARRIS              Director                          March 25, 1999
  Donald G. Harris
    /S/ DR. H. RAY HOOPS              Director                          March 25, 1999
  Dr. H. Ray Hoops
     /S/ JOHN D. LIPPERT              Director                          March 25, 1999
  John D. Lippert
    /S/ GEORGE D. MARTIN              Director                          March 25, 1999
  George D. Martin
   /S/ RONALD G. REHERMAN             Director                          March 25, 1999
  Ronald G. Reherman
  /S/ LAURENCE R. STEENBERG           Director                          March 25, 1999
  Laurence R. Steenberg
     /S/ RICHARD F. WELP              Director                          March 25, 1999
  Richard F. Welp

     THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana on March 25, 1999.

                           EMPLOYEES' SAVINGS AND PROFIT
                             SHARING PLAN OF NATIONAL
                             CITY BANCSHARES, INC.

                           NATIONAL CITY BANCSHARES, INC.,
                           as Plan Administrator

                           By:  /S/ ROBERT A. KEIL
                                Robert A. Keil, President


                           THE NATIONAL CITY BANK OF EVANSVILLE,
                           as Trustee


                           By:  /S/ DAVID L. KELLER
                                David L. Keller, Sr. Vice President

                             INDEX TO EXHIBITS

                                                 DESCRIPTION OF EXHIBIT
         Exhibit
           NO.
4.1                       Restated Articles of Incorporation of the Registrant.  (The copy of this Exhibit filed as Exhibit 3.1 to the Registrant's Registration
                          Statement on Form 8-A/A dated June 12, 1998 is incorporated herein by reference.)
4.2                       By-Laws of the Registrant, as amended to date.  (The copy of this
                          Exhibit filed as Exhibit 3(ii) to the Registrant's Annual Report on
                          Form 10-K for the year ended December 31, 1997 is incorporated herein by reference.)
4.3                       Employee's Savings and Profit Sharing Plan of National City
                          Bancshares, Inc.
23.1                      Consent of PricewaterhouseCoopers LLP.
23.2                      Consent of Crowe, Chizek & Company LLP.
23.3                      Consent of Sherman, Barber & Mullikin.
23.4                      Consent of Thurman Campbell & Co.
23.5                      Consent of Gray Hunter Stenn LLP.
24                        Powers of Attorney (included on the Signature Page of the
                          Registration Statement).